SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



                        Date of Report: November 6, 2003



                                ESSEX CORPORATION
             (Exact name of Registrant as specified in its charter)



Commission File No.  0-10772



              Virginia                                              54-0846569
(State or other jurisdiction of                          (IRS Employer ID No.)

incorporation or organization)



         9150 Guilford Road
         Columbia, Maryland                                         21046-2306
(Address of principal executive office)                             (Zip Code)



Registrant's telephone number, including area code:             (301) 939-7000




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                                ESSEX CORPORATION





ITEM 5. OTHER EVENTS

        On November 6, 2003, Essex Corporation issued a press release announcing that it has filed with the Securities and Exchange Commission a registration statement for a proposed follow-on public offering of up to 4,000,000 shares of its common stock pursuant to a firm commitment underwritten offering. A copy of the Registrant's press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

       (c)   Exhibits

             99.1 Press Release dated November 6, 2003, issued by Essex
                  Corporation.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ESSEX CORPORATION
                                            (Registrant)



                                            /S/ JOSEPH R. KURRY, JR.
DATE:  November 6, 2003                         Joseph R. Kurry, Jr.
                                           ------------------------------------
                                            Sr. Vice President, Treasurer and
                                            Chief Financial Officer

                                        2

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                                  EXHIBIT INDEX


Exhibit
NUMBER       DESCRIPTION
------       -----------


99.1         Press Release dated November 6, 2003, issued by Essex Corporation.





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